UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2019

DENBURY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12935	20-0467835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5320 Legacy Drive Plano, Texas	75024	(972) 673-2000
(Address of principal executive offices)	(Zip code)	(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	DNR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement

On July 1, 2019, Denbury Resources Inc. (the “Company”) issued additional 7¾% Senior Secured Second Lien Notes due 2024 (the “New Second Lien Notes”) in final settlement (the “Final Second Lien Note Exchanges”) of its offer to exchange New Second Lien Notes for outstanding 7½% Senior Secured Second Lien Notes due 2024 (the “Old Second Lien Notes”). The Company accepted approximately $4.0 million aggregate principal amount of its Old Second Lien Notes in exchange for issuing approximately $3.8 million aggregate principal amount of New Second Lien Notes.

The Final Second Lien Note Exchanges took place in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

The newly issued New Second Lien Notes were issued pursuant to the Indenture dated June 19, 2019 (the “Indenture”) among the Company, the Company’s subsidiaries that are guarantors of the New Second Lien Notes and Wilmington Trust, National Association, as trustee and collateral trustee (the “Collateral Trustee”), the same Indenture covering early participation exchanges of the Company’s second lien notes on June 19, 2019. The Indenture and the New Second Lien Notes are attached as Exhibits 4.1 and 4.2 to the Company’s Current Report on Form 8-K filed on June 24, 2019 (the “Early Participation Form 8-K”), which contains a brief description of their terms.

Collateral Joinders

In connection with the Final Second Lien Note Exchanges, (i) Wilmington Trust, National Association, as representative of the holders of the New Second Lien Notes, and the Collateral Trustee, entered into a collateral trust joinder (the “Collateral Trust Joinder”) pursuant to that certain Collateral Trust Agreement, dated as of May 10, 2016 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time), pursuant to which the Collateral Trustee will receive, hold, administer, maintain, enforce and distribute the proceeds of all liens upon substantially all of the assets (the “Collateral”) that secure the Company’s senior secured bank credit facility (the “Bank Credit Facility”) for the benefit of the holders of the newly issued New Second Lien Notes and other parity lien obligations and (ii) pursuant to the Intercreditor Agreement, dated as of May 10, 2016 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Intercreditor Agreement”), Wilmington Trust, National Association, as representative of the holders of the newly issued New Second Lien Notes, entered into a priority confirmation joinder to the Intercreditor Agreement, as acknowledged by JPMorgan Chase Bank, N.A., as “Priority Lien Agent” and by Wilmington Trust, National Association, as “Second Lien Collateral Trustee,” and as acknowledged and agreed to by the Company (the “Priority Confirmation Joinder”), governing the relationship with respect to the Collateral among holders of the newly issued New Second Lien Notes, holders of other parity lien debt, the lenders under the Bank Credit Facility and holders of other priority lien debt, if any, and holders of the Company’s junior lien debt, if any.

The foregoing descriptions of the Collateral Trust Joinder and Priority Confirmation Joinder are qualified in their entirety by reference to the full text of the joinders attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Section 2 – Financial Information

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above is incorporated herein by reference, insofar as it relates to the creation of direct financial obligations.

Section 8 – Other Events

Item 8.01 – Other Events

Combining the Final Second Lien Note Exchanges with the settlement of the early participation exchange offers previously described in the Early Participation Form 8-K, since June 19, 2019, the Company accepted exchanges of a total of approximately $152.2 million aggregate principal amount of its 6⅜% Senior Subordinated Notes due 2021, $219.9 million aggregate principal amount of its 5½% Senior Subordinated Notes due 2022, $96.3 million aggregate principal amount of its 4⅝% Senior Subordinated Notes due 2023 and $429.4 million aggregate principal amount of its Old Second Lien Notes in exchange for a total of approximately $120.0 million of cash, $531.8 million aggregate principal amount of New Second Lien Notes and $245.5 million aggregate principal amount of new 6⅜% Convertible Senior Notes due 2024.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description
10.1*	Collateral Trust Joinder, dated as of July 1, 2019, by and between Wilmington Trust, National Association, as Trustee, and Wilmington Trust, National Association, as Collateral Trustee.
10.2*	Priority Confirmation Joinder, dated as of July 1, 2019, by and between JPMorgan Chase Bank, N.A., as Priority Lien Agent, and Wilmington Trust, National Association, as Collateral Trustee.

*	Included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denbury Resources Inc. (Registrant)
Date: July 2, 2019	By:	/s/ Mark C. Allen
Mark C. Allen
Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Collateral Trust Joinder, dated as of July 1, 2019, by and between Wilmington Trust, National Association, as Trustee, and Wilmington Trust, National Association, as Collateral Trustee.
10.2	Priority Confirmation Joinder, dated as of July 1, 2019, by and between JPMorgan Chase Bank, N.A., as Priority Lien Agent, and Wilmington Trust, National Association, as Collateral Trustee.